Registration No. 33-12
File No. 811-4401
Rule 497(e)
NORTH TRACK FUNDS, INC.

Supplement Dated June 28, 2006
To
Prospectus Dated March 1, 2006

Addition to the North Track Geneva Growth Fund Portfolio Management Team

As of June 2006, William Scott Priebe joined the team of investment professionals that manage the North Track Geneva Growth Fund. Scott Priebe joined Geneva Capital Management Ltd., the sub-advisor for the Fund, in 2004 as an Investment Analyst. Since that time, Mr. Priebe has worked closely with the other members of the Fund's team of investment professionals, Amy S. Croen, William A. Priebe and Michelle Picard.  Before joining Geneva Capital Management, he spent three years at Eli Lilly & Co. as a Senior Financial Analyst for the U.S. affiliate of Elanco Animal Health.  Mr. Priebe passed CFA Level 1 and is a graduate of DePaul University with a B.A. in Economics.